UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2019

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 14, 2019, Sachem Capital Corp. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing financial results for the three and six month periods ended June 30, 2019.

Item 7.01.	Regulation FD Disclosure.

On August 16, 2019, the Company hosted a conference call for investors to discuss its operating results for three and six month periods ended June 30, 2019 and its financial condition at that date, as well as other relevant matters. A transcript of the call is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Item 7.01 shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibits contain material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 8.01.	Other Events.

On August 13, 2019, the Company issued a press release announcing the full exercise and closing of the over-allotment option for an additional 300,000 common shares, par value $.001 per share, of the Company by the underwriters of its July 2019 public offering (the “Over-allotment Press Release”). A copy of the Over-allotment Press Release is attached as Exhibit 99.3, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
No.	Description
99.1	Press release, dated August 14, 2019, announcing financial results for the three and six month periods ended June 30, 2019.

99.2	Transcript of investor conference call held on August 16, 2019.

99.3	Press release, dated August 13, 2019, announcing the full exercise and closing of the over-allotment option.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

* * * * *

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: August 19, 2019	By:	/s/John L. Villano
John L. Villano, CPA
Co-Chief Executive Officer and Chief Financial Officer

3

Exhibit Index

Exhibit
No.	Description
99.1	Press release, dated August 14, 2019, announcing financial results for the three and six month periods ended June 30, 2019.

99.2	Transcript of investor conference call held on August 16, 2019.

99.3	Press release, dated August 13, 2019, announcing the full exercise and closing of the over-allotment option.

4